UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following Unaudited Pro Forma Combined Financial Statements of newagecities and Genesis give effect to the acquisition of certain assets and liabilities of Genesis by newagecities. Accordingly, newagecities is treated as the acquirer for accounting purposes accounted for under the purchase method of accounting prescribed by Accounting Principles Board Opinion No. 16, "Business Combinations." These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of newagecities would actually have been if the merger had in fact occurred on January 1, 2001 or January 1, 2000, nor do they purport to project the results of operations or financial position of newagecities for any future periods or as of any date, respectively. Under the purchase method of accounting, tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their estimated fair values and useful lives of assets acquired and liabilities assumed are based on preliminary valuation and are subject to final valuation adjustments.

     These Unaudited Proforma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between newagecities and Genesis.

     The consolidated financial statements of newagecities for the year ended December 31, 2000, are derived from audited consolidated financial statements and are included in Form 10-KSB as filed by newagecities on May 16, 2001, with the Securities and Exchange Commission. The consolidated financial statements of newagecities for the six months ended June 30, 2001, are derived from unaudited consolidated financial statements and are included in Form 10-QSB as filed by newagecities on July 17, 2001, with the Securities and Exchange Commission.

     You should read the financial information in this section along with newagecities historical consolidated financial statements and accompanying notes in prior Securities and Exchange Commission filings and in this amended Current Report on Form 8-K.

                                              Genesis Technology Group, Inc.
                                            (Formerly newagecities.com, Inc.)
                                       Unaudited Pro Forma Combined Balance Sheet
                                                  June 30, 2001

                                                                                      Pro Forma Adjustments
                                                                                     ----------------------
                                                        newagecities     Genesis         DR          CR        Pro Forma
                                                        -------------  ------------  ----------  ----------  --------------

ASSETS

Current assets:
    Cash                                             $             - $     212,090                         $       212,090
    Marketable securities                                          -       230,606                                 230,606
    Prepaid expenses and other current assets                      -        96,151                                  96,151
                                                        -------------  ------------                          --------------
                                                                   -       538,847                                 538,847

Property and equipment                                             -         2,468                                   2,468

Goodwill                                                           -             -  $  493,374                     493,374

Long-term investment                                               -        44,000                                  44,000
                                                        -------------  ------------  ----------              --------------

                                                     $             - $     585,315  $  493,374             $     1,078,689
                                                        =============  ============  ==========              ==============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Bank overdraft                                   $           526 $           -                         $           526
    Accounts payable and accrued expenses                    463,029        73,872                                 536,901
    Loans payable - shareholders                             230,212             -                                 230,212
    Deferred revenue                                               -        32,334                                  32,334
                                                        -------------  ------------                          --------------
Total current liabilities                                    693,767       106,206                                 799,973
                                                        -------------  ------------                          --------------

Stockholders' equity:
    Common stock, $.02 par value 8,034,658 actual
        shares 18,347,158 pro forma shares                   160,693        41,250  $   41,250  $  206,250         366,943
    Additional paid in capital                            10,019,083       248,750     248,750     721,875      10,740,958
    Other comprehensive income -                                   -        44,358                                  44,358
        unrealized net gain on marketable securities
    Retained earnings                                    (10,873,543)      144,751     144,751                 (10,873,543)
                                                        -------------  ------------  ----------  ----------  --------------
Total stockholders' equity                                  (693,767)      479,109     434,751     928,125         278,716
                                                        -------------  ------------  ----------  ----------  --------------

                                                     $             - $     585,315  $  434,751  $  928,125 $     1,078,689
                                                        =============  ============  ==========  ==========  ==============






                                   See notes to unaudited pro forma financial statements

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
                                                       Genesis Technology Group, Inc.
                                                      (Formerly newagecities.com, Inc.)
                                                        Unaudited Pro Forma Combined
                                                         Statements of Operations
                                                        Year Ended December 31, 2000


                                                                                            Pro Forma Adjustments
                                                                                         ---------------------------
                                                         newagecities       Genesis           DR             CR         Pro Forma
                                                       ----------------   ------------   -------------   -----------   -------------
Revenues:
     Consulting                                     $                - $      116,120                               $       116,120
     Web design                                                      -              -                                              -
     Other                                                      15,423          3,150                                        18,573
                                                       ----------------   ------------                                 -------------
                                                                15,423        119,270                                       134,693

General and administrative expenses                          8,076,733         35,690                                     8,112,423
                                                       ----------------   ------------                                 -------------

Operating income (loss)                                     (8,061,310)        83,580                                    (7,977,730)

Other income (expenses):
     Gain on sale of securities                                      -          2,809                                         2,809
     Interest and dividends                                   (482,169)             8                                      (482,161)
                                                       ----------------   ------------                                 -------------
                                                              (482,169)         2,817                                      (479,352)
                                                       ----------------   ------------                                 -------------

Net income                                          $       (8,543,479)$       86,397                               $    (8,457,082)
                                                       ================   ============                                 =============

Loss per common share
     - basic and diluted                            $            (1.25)$            -                               $         (0.49)
                                                       ================   ============                                 =============

Weighted average common shares outstanding
     - basic and diluted                                     6,819,620              -      10,312,500                    17,132,120
                                                       ================   ============   =============                 =============







                                      See notes to unaudited pro forma financial statements

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
                                                     Genesis Technology Group, Inc.
                                                    (Formerly newagecities.com, Inc.)
                                                      Unaudited Pro Forma Combined
                                                        Statements of Operations
                                                     Six Months Ended June 30, 2001


                                                                                            Pro Forma Adjustments
                                                                                         ----------------------------
                                                         newagecities       Genesis           DR              CR        Pro Forma
                                                       ----------------   ------------   -------------   ------------  -------------
Revenues:
     Consulting                                     $                - $      366,856                                $      366,856
     Web design                                                      -          5,000                                         5,000
     Other                                                           -              -                                             -
                                                       ----------------   ------------                                 -------------
                                                                     -        371,856                                       371,856

General and administrative expenses                            390,930        277,900                                       668,830
                                                       ----------------   ------------                                 -------------

Operating income (loss)                                       (390,930)        93,956                                      (296,974)

Other income:
     Gain on sale of securities                                      -         23,049                                        23,049
     Interest and dividends                                          -            425                                           425
                                                       ----------------   ------------                                 -------------
                                                                     -         23,474                                        23,474
                                                       ----------------   ------------                                 -------------

Net income (loss)                                   $         (390,930)$      117,430                                $     (273,500)
                                                       ================   ============                                 =============

Loss per common share
     - basic and diluted                            $            (0.05)$            -                                $        (0.01)
                                                       ================   ============                                 =============

Weighted average common shares outstanding
     - basic and diluted                                     8,034,658              -      10,312,500                    18,347,158
                                                       ================   ============   =============                 =============







                                        See notes to unaudited pro forma financial statements

                         Genesis Technology Group, Inc.
                        (Formerly newagecities.com, Inc.)
                        Unaudited Pro Forma Adjustments

In October 2001, with the approval of the Company's Board of Directors, newagecities.com, Inc. changed its name to Genesis Technology Group, Inc.


Pro Forma Adjustments reflect the following transaction:

Pro Forma adjustments - Balance Sheet June 30, 2001

                                                DR              CR
                                             --------        --------
Intangible - Goodwill                        $493,374
Common Stock (Genesis)                         41,250
Additional Paid-In Captial (Genesis)          248,750
Retained Earnings (Genesis)                   144,751
  Common Stock (newagecities)                                $206,250
  Additional Paid-In Capital (newagecities)                   721,875

To record the acquisition of 100% of the outstanding common stock of Genesis by newagecities for 10,312,500 shares of newagecities common stock. The acquisition was accounted for under the purchase method of accounting. The common stock issued to Genesis shareholders was recorded at $.09 (closing price on August 1, 2001) per share.

The following table summarizes the purchase of Genesis Systems, Inc.:

Number of newagecities shares issued            10,312,500
Fair value per share August 1, 2001           $        .09
                                              -------------
Purchase price                                     928,125
Fair value of liabilities assumed                  150,564
Fair value of assets acquired                     (585,315)
                                              -------------
Excess cost assigned to intangible assets     $    493,374
                                              =============

The above table has been presented as if the acquisition had been completed as of June 30, 2001. Had the table been presented as of August 1, 2001, the acquisition date of Genesis, the result would have been immaterially different as operations during the period subsequent to June 30, 2001 through the date of acquisition were inconsequential.